UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 17, 2013

SOUTHCOAST FINANCIAL CORPORATION

Incorporated under the	Commission File No. 000-25933	I.R.S. Employer
laws of South Carolina		Identification No.
57-1079460

530 Johnnie Dodds Boulevard
Mt. Pleasant, South Carolina 29464

Telephone: (843) 884-0504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure.

The Chief Executive Officer of Southcoast Financial Corporation is scheduled to make a presentation  at the FIG Partners 9th Annual Bank CEO Forum on September 17, 2013, and discuss results of operations through June 30, 2013.  The discussion is planned to cover, or be derived from, information previously disclosed in Southcoast’s filings with the SEC and public filings with federal financial institution regulators, as well as publicly available information about the demographics of Southcoast’s market areas, which indicate improving unemployment, increasing real estate activity, announcements of new business and expansions, and significant population and income growth.

In addition, he plans briefly to discuss Southcoast’s strategy and vision for growth, including as key elements, managing asset quality, enhancing the balance sheet, and enhancing income and improving margins.  The discussion will cover plans to (1) grow the balance sheet by taking advantage of market disruption from mergers and acquisitions, strategically hiring lending officers and evaluating possible branch opportunities, and continuing to focus on transaction deposit growth by targeting small businesses; (2) increase noninterest income by offering wealth management services, pursuing deposit service charge strategies, and selling new treasury management services and products; (3) continue to focus on asset quality and preservation of capital by continuing to strengthen risk management through improved underwriting and credit administration support, selectively replacing non-performing assets with high quality loans targeted at small businesses, and aggressively managing early stage delinquencies; and (4) invest in brand and customer experience by increasing awareness through an integrated marketing program, improving technology to align with customer needs, and implementing enhanced culture training.

Statements in this Item which express “plans,” “strategy,” “vision” and similar expressions, identify forward-looking statements.  Such forward-looking statements are based on the beliefs of Southcoast Financial’s management, as well as assumptions made by, and information currently available to, such management.  Such statements are inherently uncertain and there can be no assurance that the underlying assumptions will prove to be accurate.  Actual results could differ materially from those contemplated by the forward-looking statements.  Achievement of the contemplated results is subject to all of the risks inherent in seeking to attract and please customers, including but not limited to risks of inadequate execution of plans and poor reception by prospects and customers, as well as risks inherent in managing loan and deposit growth, including, but not limited to risks of deterioration in the local and national economies and actions of regulators, and other risks identified by us in our annual, quarterly, and periodic filings with the Securities and Exchange Commission.  Any forward-looking statements in this Item are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Some of the information in this Item is derived from third party sources that are believed to be reliable, but no guarantees that such information is correct are made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHCOAST FINANCIAL CORPORATION
(Registrant)

Date: September 17, 2013	By:	/s/ William C. Heslop
William C. Heslop
Senior Vice President and Chief Financial Officer